May 1, 2025

Variable Universal Life

A Flexible Premium Adjustable

Variable Life Insurance Policy

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus provides updated information about Variable Universal Life, an individual flexible premium adjustable variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Face Amount – The dollar amount of insurance coverage You select, which is the Policy’s guaranteed minimum death benefit.

Fixed Account – A fixed interest investment option under the Policy.

Fund – A mutual fund underlying this Policy.

NNY, Us, We, Our or Company – Nassau Life Insurance Company

Policy – The individual flexible premium adjustable variable life insurance policy for which this summary prospectus provides updated information.

Policy Year – a twelve-month period as measured from the date Your Policy is issued until the first Policy Anniversary, and from each Policy Anniversary to the next Policy Anniversary thereafter.

Subaccount – A segregated investment subaccount under First Investors Life Separate Account E the separate account of NNY that supports the Policy. Each Subaccount invests in the shares of a single Fund.

Net Surrender Value – The sum of the values in each of the Subaccounts and the Fixed account less the applicable surrender charge.

You or Your – A Policyowner who is reading this summary prospectus.

UPDATED INFORMATION ABOUT YOUR POLICY

There have been no changes to the features of the Policy since the prospectus dated May 1, 2024. This does not reflect all of the changes that may have occurred since You entered into Your Policy.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first fifteen Policy Years, a surrender charge will apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to $49.62 per $1,000 of Face Amount surrendered or decreased.

For example, for a Policy with a $100,000 Face Amount, the maximum full surrender charge would be $4,962.00.

Fee Tables; Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

●   A premium charge is deducted from each premium payment.

●   There is a $25 charge for each partial surrender.

●   A Transfer Fee of up to $10 is applied on the 5th or 6th transfer in any Policy Year.

●   We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

●   If You have elected the optional accelerated death benefit rider, an administrative fee of $150 is applied upon a request for an accelerated death benefit.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, Separate Account charge, Face Amount charge, monthly Policy charge, loan interest (if You take a Policy loan) and the charge for any optional rider You have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.	Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (Underlying fund fees and expenses)*	0.21%	1.14%
* As a percentage of underlying fund assets. The fees of the underlying fund are as of 12/31/24, and such fees can vary over time

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

●   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●   We may apply a surrender charge with respect to any surrender You make from the Policy.

●   A surrender may also reduce Your Policy’s Face Amount and Death Benefit, and may have adverse tax consequences.

●   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

●   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Surrenders and Partial Withdrawals; Fees, Charges and Expenses
Risks Associated with Investment Options

●   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

●   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

●   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy

RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company
Contract Lapse	Your Policy will remain in force only as long as the Net Surrender Value is enough to pay the Monthly Deduction due on the Monthly Deduction Date. If the Net Surrender Value is no longer enough to pay the Monthly Deduction, the Policy may lapse, or end. Surrenders, loans (and associated loan interest), failure to make premium payments, fees and charges, and poor investment performance can negatively affect Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.	Principal Risks of Investing in the Policy; Lapse; Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

●   NNY reserves the right to remove or substitute Funds available under the Contract.

●   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

●   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

●   You may not allocate more than 50% of Your net premiums to the Fixed Account.

●   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account.; The Subaccounts; Allocation of Net Premiums to Investment Options
Optional Benefits

We offer several optional riders under the Policy. The insurance features added by these riders include payment of an additional death benefit in the event of accidental death, waiver of specified monthly deductions in the event of total disability, children’s term life insurance, spouse’s term life insurance, payment of an accelerated death benefit if the Policy Insured has a life expectancy of 12 months or less, and a guaranteed paid-up insurance option.

Optional Insurance Riders

TAXES		LOCATION IN PROSPECTUS
Tax Implications

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

●   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

●   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59½.

Federal Tax Information
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks high current income.	Macquarie VIP Fund for Income Series – Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75%*	6.53%	3.97%	4.52%
Seeks long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.68%*	15.71%	10.31%	8.78%
Seeks to provide capital growth and appreciation.	Macquarie VIP International Core Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	0.00%	0.00%	0.00%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	2.85%	0.39%	2.08%

A-1

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 Year	5 Years	10 Years
Seeks current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.54%*	4.23%	1.63%	1.33%
Seeks long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	14.63%	9.44%	8.25%
Seeks long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.75%	23.41%	17.72%	14.45%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.85%*	10.81%	5.56%	5.37%
Seeks capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.74%	11.32%	7.15%	7.60%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) – Goldman Sachs Asset Management, L.P.	0.18%*	5.16%	2.42%	1.70%

*	This Fund’s annual expenses reflect temporary fee reductions.

A-2

This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Policy, both dated May 1, 2025, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.

EDGAR Contract Identifier: C000221953